SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

1021 Howard Avenue
San Carlos, CA 94070
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 628-4700

Item 5: Other Events
Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12: Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5: Other Events

     On July 27, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the three and six months ended June 30, 2004.

     The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated July 27, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated July 27, 2004.

99.2 Conceptus Second Quarter Conference Call transcript.

Item 12: Disclosure of Results of Operations and Financial Condition.

     On July 27, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the three and six months ended June 30, 2004.

     The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated July 27, 2004, a copy of which is attached hereto as Exhibit 99.1.

     Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC. (Registrant)
	By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Dated: July 30, 2004		Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated July 27, 2004.

99.2	Conceptus Second Quarter Conference Call transcript.